Statutory Prospectus and Statement of Additional Information Supplement dated April 30, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus and Statement of Additional Information for the Fund listed below:
Invesco Oppenheimer Global Allocation Fund
This supplement amends the Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectus and Statement of Additional Information and retain it for future reference.
The following information replaces the table in its entirety under the heading “Fund Summary - Management of the Fund” in the prospectus:
Portfolio Managers	Title	Length of Service on the Fund
Alessio de Longis	Portfolio Manager	2019 (predecessor fund 2015)
Duy Nguyen	Portfolio Manager	2020
The following information replaces in its entirety the first sentence and the bulleted information regarding the portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Manager” in the prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Alessio de Longis, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. de Longis managed the predecessor fund since 2015 and was associated with OppenheimerFunds, a global asset management firm, since 2004.
•	Duy Nguyen, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2000.
The Statement of Additional Information is also amended to reflect the portfolio manager changes above.
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